ACCOUNTS RECEIVABLE (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
ACCOUNTS RECEIVABLE
Billed receivable	$ 49,748	$ 43,143
Unbilled receivable	36,825	22,272
Accounts receivable, gross	86,573	65,415
Less: Allowance for doubtful accounts	(3,958)	(4,002)
Accounts receivable, net	$ 82,615	$ 61,413